UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2010

Astrotech Corporation
(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Ave. Suite 1650 Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 485-9530

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On November 18, 2010, Astrotech Corporation (the “Company”) dismissed PMB Helin Donovan, LLP as the Company’s independent registered public accountant. The dismissal of PMB Helin Donovan, LLP as the Company’s independent registered public accountant was approved by the Company’s audit committee.

PMB Helin Donovan, LLP’s report on the Company’s financial statements for the fiscal years ended June 30, 2010 and June 30, 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2010 and June 30, 2009 and the subsequent interim period preceding PMB Helin Donovan, LLP’s dismissal, there have not been any disagreements with PMB Helin Donovan, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB Helin Donovan, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the fiscal years of the Company ended June 30, 2010 and June 30, 2009 or subsequently up to the date of PMB Helin Donovan, LLP’s dismissal.

A letter from PMB Helin Donovan, LLP addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to PMB Helin Donovan, LLP in this Current Report on Form 8-K is furnished herewith as Exhibit 16.1.

(b) On November 18, 2010, the Company engaged Ernst & Young, LLP as the Company’s independent registered public accountant for the fiscal year ended June 30, 2011. The engagement of Ernst & Young, LLP as the Company’s independent registered public accountant was approved by the Company’s audit committee.

During the fiscal years ended June 30, 2010 and June 30, 2009 and the subsequent interim period up to the date of Ernst & Young, LLP’s engagement, neither the Company nor anyone on the Company’s behalf consulted with Ernst & Young, LLP regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) the provision of written or oral advice that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from PMB Helin Donovan, LLP, dated November 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION

By: /s/ Thomas B. Pickens, III
Name: Thomas B. Pickens, III
Title: Chairman of the Board and Chief
Executive Officer

Date: November 22, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Description
16.1	Letter from PMB Helin Donovan, LLP, dated November 19, 2010